JOHN HANCOCK EXCHANGE-TRADED FUND TRUST

John Hancock Corporate Bond ETF (the Fund)

Supplement dated June 30, 2021 to the Fund’s current Summary Prospectus (the Summary Prospectus), as may be supplemented

Effective June 30, 2021, Pranay Sonalkar is added as a portfolio manager for the Fund. Jeffrey N. Given, CFA and Howard C. Greene, CFA will continue as portfolio managers of the Fund, and together with Mr. Sonalkar are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

Accordingly, effective immediately, the following information is added under the heading “Portfolio management” in the Fund’s Summary Prospectus:

Pranay Sonalkar

Managing Director and Associate Portfolio Manager

Managed the fund since 2021

You should read this Supplement in conjunction with the Summary Prospectus and retain it for your future reference.

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